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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 4, 2000

                            PRECISION CASTPARTS CORP.
             (Exact name of registrant as specified in its charter)

         STATE OF OREGON                  1-10348           93-0460598
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(State or other jurisdiction of          (Commission        (IRS Employer
 incorporation or organization)           File No.)          Identification No.)

4650 SW MACADAM, SUITE 440, PORTLAND, OREGON                       97201-4254
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(Address of principal executive offices)                           (Zip Code)

                                 (503) 417-4800
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              (Registrant's telephone number, including area code)

                                    NO CHANGE
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5. OTHER EVENTS

     On May 4, 2000, Precision Castparts Corp. announced its earnings for the fiscal year ended April 2, 2000. A copy of the press release issued by Precision Castparts Corp. in connection with the announcement is filed as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

     (c) Exhibits

         99.1  Press release dated May 4, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 4, 2000

                                     PRECISION CASTPARTS CORP.

                                     /s/ WILLIAM D. LARSSON
                                     ------------------------------------------
                                     William D. Larsson
                                     Vice President and Chief Financial Officer


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INDEX TO EXHIBITS

Exhibits

99.1     Press Release dated May 4, 2000.